2nd Quarter 2023 Financial Data

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the Securities and Exchange Commission (the "SEC").

3 Table of Contents HTLF Overview 4-5 HTLF Strategic Focus 6-15 Financial Summary 16-38 Mission & Vision 39-42 Non-GAAP Reconciliations 43-52

> $20 Billion Asset Regional Bank > Headquartered in Denver - Operations Centered in Dubuque > 11 Distinct Banking Brands with Local Leadership > Consolidated Suite of Products and Services > Commercial & Small Business Focus Across Footprint > Consumer & Wealth Management Adjacent Businesses

HTLF's Transformation

Not the Old Heartland Financial

HTLF
Strength. Insight. Growth.

Where We Were - Heartland Financial

Consortium of 11 Community Banks

- Separate Legal Boards
- Separate Financial Filing Requirements
- One IT System / Separate Bank Instances

Dubuque Headquarters & Operations Center

M&A Centric Growth Strategy

- Completed 2-3 Acquisitions Per Year
- Constant Integration and Assimilation

Inconsistent Legacy Product and Services

Long-Tenured Board Lacked Multiple Diverse Qualities

Current / Future State - HTLF

$20 Billion Asset Regional Bank

- One Legal Board / Local Advisory Boards
- One Bank Charter, One Call Report, One ALCO/Treasury
- Fully Consolidated IT Systems

Denver Headquarters (largest banking market)

- Dubuque is Operations Center

Organic Growth Centric Strategies

- Led by Sales Management and Talent Acquisition (lift outs)
- Targeted Strategic M&A Efforts

Consistent Product and Services Offering

Diverse Board Comprised of Bankers and Subject Matter Experts

Strengthened Credit Process and Talent


Assets ($M)
9.8
20.2
FY 2017
2Q 2023


ROAA (%)
0.84
0.98
FY 2017
2Q 2023


Adj. Efficiency Ratio (%) 1
65.4
59.8
FY 2017
2Q 2023


NPA's / Assets (%)
0.76
0.33
FY 2017
2Q 2023


CET1 Capital (%)
10.1
11.3
FY 2017
2Q 2023

1. See appendix for reconciliation of non-GAAP financial measures

5

Driving organic growth through Strategic Customer Acquisition and Retention in our core banking markets and leveraging our growing commercial expertise 6 Strategic Focus Enhancing our Customer Experience through technology investment, digital adoption and process improvements Ongoing Efficiency Improvements to Operate Effectively in all environments by consolidating charters, rationalizing our physical footprint to focus on our growth markets and leveraging technology Continuing to invest in our culture and Attracting and Retaining Talent enable us to best serve our customers and communities Guiding our growth through Prudent Risk Management and Credit Discipline with a conservative balance sheet and geographic diversification Goal: Driving Long-Term EPS Growth

As of 2Q23 Asset 5Y CAGR 12.3 % Gross Loans 5Y CAGR 9.3 % Deposits 5Y CAGR 13.2% 5Y Average ROATCE, non-GAAP1 16.0 % EPS (TTM) 5Y CAGR 12.2 % Dividend 5Y CAGR 15.9 % Revenue/FTE 5Y CAGR2 9.4% 7 Commitment to Deliver Long Term Growth 5-year Lookback 1. See appendix for reconciliation of non-GAAP financial measures 2. Revenue/FTE is measured based on the quarterly data.

Note: MSA - Metropolitan Statistical Area Note: MSA deposit data generated from S&P based on the FDIC Summary of Deposits data study as of 6/30/22 Large Metropolitan Markets (MSAs > 1M pop.) Rank HTLF Market HTLF Market Deposits (M) Denver, CO 1 11 $2,103 Phoenix, AZ 3 10 $1,779 Kansas City, MO-KS 7 16 $1,003 Minneapolis, MN 8 21 $735 Fresno, CA 9 10 $718 8 Mid-Size Metropolitan Markets (MSAs < 1M pop.) Rank HTLF Market HTLF Market Deposits (M) Dubuque, IA 2 1 $1,855 Rockford, IL 4 1 $1,375 Albuquerque, NM 5 6 $1,313 Lubbock, TX 6 3 $1,213 Madison, WI 10 13 $575 Large Markets Mid-size Markets Attractive & Diverse Geographic Markets Mix of High Growth and Stable Markets

9 New Commercial Relationships B al an ce S he et - M ill io ns N um ber of N ew R elationships $328.1 $245.4 $296.0 $210.3 $214.3 $36.6 $48.1 $228.9 $51.1 $47.6 322 353 303 327 313 Loan balances ($M) Deposit Balances ($M) New Commercial Relationships 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 1,296 New commercial relationships $376M New deposits $1.0B Loans funded Over the past 12 months Note: 4Q22 includes new $130 million depositor Note: New relationship count and loan/deposit balances as of initial quarter of funding. Focus on bringing in higher quality new relationships

10 Expanding Middle Market Services Continue build out of middle market banking services through talent additions and vertical expertise to enhance our capabilities and support our local bank brands ▪ Healthcare ▪ Professional Business Services ▪ Franchise Finance ▪ Commercial Real Estate ▪ Specialty Manufacturing & Distribution ▪ Non-Profits ▪ Industry Research ▪ Trade Finance ▪ Agriculture Inputs ▪ Production Ag ▪ Beverage ▪ Manufacturer ▪ Logistics ▪ Swaps ▪ Syndications ▪ International Trade Services ▪ Forex Local Divisional Banks Providing Commercial / Small Business / Consumer Solutions Focusing on commercial banker adds/upgrades to growth markets across the footprint California Food & Agribusiness division added during 3Q 2021 Added dedicated Capital Markets specialists

11 Improving Customer Experiences Customer Engagement Process Improvement Data Analytics ▪ Upgraded online functionality ▪ New website design ▪ Commercial customer portal improvements ▪ Real time person-to-person payments ▪ Optimizing client onboarding ▪ Workflow automation ▪ Treasury management efficiency ▪ Connecting customer experience KPIs to business line strategy ▪ Upgraded customer householding ▪ Expanded core integration ▪ Internal consolidation of data teams ▪ Including customer experience results in commercial CRM

Strength. Insight. Growth.

Bank Optimization Initiatives

Charter Consolidation Initiative

- Consolidate 11 existing bank charters into HTLF Bank

- Citywide Banks
- Premier Valley Bank
- Minnesota Bank & Trust
- Arizona Bank & Trust
- Illinois Bank & Trust
- Wisconsin Bank & Trust
- Bank of Blue Valley
- First Bank & Trust
- Rocky Mountain Bank[1]
- New Mexico Bank & Trust[2]
- Dubuque Bank & Trust

- Banks maintain their current brands with local leadership and decision making
- On track to complete by early 4Q2023
- Total projected restructuring costs of $19-20 million - On Track
- Benefits from consolidation expected to reach $20 million annually - On Track

1. Rocky Mountain Bank completed July 2023
2. New Mexico Bank & Trust completed August 2023

Bank Optimization

- Strategically Addressing Sub-Scale Businesses
  - Sold MSR portfolio 1Q 2023, with a transfer of servicing in 2Q 2023
  - Partnered with 3rd Party to enhance technology capabilities and offering for recordkeeping and admin clients in Retirement Plan Services
- Branch optimization progress
  - 18% reduction in branches since December 2020
  - Additional branches being evaluated
  - Square footage reduction

HTLF Branch Count


142
130
119
117
12/31/20
12/31/21
12/31/22
6/30/23

12

13 Focus on Credit Discipline • Chief Credit Officer joined in 2020 from a Regional Bank bringing 25+ years of banking experience • Improved process and procedures • Improving talent throughout credit admin • Centralized function at HTLF • Cohesive approach in all markets • Focus on improving the credit profile of the new commercial relationships 30-89 Day Past due to Gross Loans HFI NPAs / Assets 0.27% 0.21% 0.33% 0.23% 0.07% 0.04% 0.12% 2017 2018 2019 2020 2021 2022 2Q 2023 0.76% 0.69% 0.66% 0.53% 0.37% 0.33% 0.33% 2017 2018 2019 2020 2021 2022 2Q 2023

14 Improving Quality of Capital Base Growing Common Equity Tier 1 Capital Total Risk Based Capital 10.1% 10.7% 10.9% 10.9% 11.5% 11.1% 11.3% 2017 2018 2019 2020 2021 2022 2Q 2023 13.5% 13.7% 13.8% 14.7% 15.9% 14.8% 14.9% 2017 2018 2019 2020 2021 2022 2Q 2023 • Focus on growth of CET1 through retained earnings while increasing the dividend • CET1 Ratio pro-forma including AOCI losses of $575 million1 is 7.6%, exceeding well capitalized levels • $100 million of Noncumulative Preferred Stock issued in 2020 • $150 million of fixed to floating sub debt issued August 2021, currently fixed at 2.75% 1. AOCI (accumulated other comprehensive income) losses as of 6/30

15 HTLF Investment Thesis 1. See appendix for reconciliation of non-GAAP financial measures Organic Growth Healthy Returns Strong Customer Deposits Improving Efficiency Organic growth driven by talent additions, build out of middle market banking, and local market expertise Large granular and diversified customer deposit base that supports a healthy net interest margin Charter consolidation and branch optimization paired with leveraging new technology Long term focus on EPS growth and consistently increasing dividends Solid Credit Profile Solid credit metrics a with a well diversified portfolio reduces credit risk Strong Balance Sheet Low loan to deposit ratio with a liquid securities portfolio LTM Organic Loan Growth of $1.0B EPS 5Y CAGR = 12% Dividend 5Y CAGR = 16% No Industry >10% Avg Commercial = $121K 2Q23 Adjusted Efficiency Ratio1 = 59.8% NPAs/Assets cut in half while growing the bank 66% L/D ratio $1.3B of cash flow from Securities over next 12 mo.

Financial Summary 16

HTLF Company Overview

Strength. Insight. Growth.

NASDAQ: HTLF


Rocky Mountain Bank
MINNESOTA
WISCONSIN
DUBUQUE BANK
ILLINOIS
Bank of Blue Valley
CITYWIDE BANKS
PREMIER VALLEY BANK
Arizona Bank & Trust
NEW MEXICO
FirstBank & Trust

Greenwich CX Leader 2022

Greenwich Award

Six of our brands named 2022 Customer Experience Leaders in the US Commercial Small Business Banking or US Commercial Middle Market Banking

Forbes 2023 AMERICA'S BEST BANKS

Forbes America's Best Banks 2023

Named for the seventh consecutive year

NILSON REPORT

Nilson Report

Ranked HTLF among the top U.S. commercial credit card issuers for the eighth year in a row

$1B in Purchase Volume

In 2021, HTLF surpassed $1B in purchase volume as a commercial credit card issuer

Fiscal 2Q 2023 Financial Highlights

Dollars in millions

		As of 2Q23
Balance Sheet	Total Assets	$20,225
	Total Loans Held for Investment	$11,718
	Total Deposits	$17,664
	Loan / Deposit Ratio	66.3 %
	Tangible Common Equity [1]	$1,151
	Total Common Equity	$1,748
Capital	Total Common Equity / Total Assets	8.64 %
	Tang. Common Equity / Tang. Assets [1]	5.86 %
	Tier 1 Leverage Ratio	9.40 %
	CET1 Ratio	11.33 %
	Tier 1 Capital Ratio	12.05 %
	Total RBC Ratio	14.93 %

		QTD	*YTD*
Profitability	Return on Avg. Assets	0.98 %	1.02 %
	Return on Avg. Tangible Common Equity [1]	17.33 %	18.63 %
	Net Interest Margin, fully tax-equivalent [1]	3.24 %	3.32 %
	Cost of Interest Bearing Deposits	2.58 %	2.26 %
	Adjusted Efficiency Ratio FTE [1]	59.82 %	58.48 %
Asset Quality	NPAs / Assets	0.33 %	
	NCOs / Avg. Loans	0.32 %	0.15 %
Other Metrics	Assets Under Management	$5,188	
	Market Capitalization	$1,186	

Note: Coalition Greenwich is a division of CRISIL, an S&P Global Company, and is a leading global provider of strategic benchmarking, analytics and insights to the financial services industry.

1. See appendix for reconciliation of non-GAAP financial measures

17

18 2Q 2023 Highlights 11.3% CET1 Ratio Nearing a return to a peak of 11.5% in 2021 $1.11 EPS Available to Common Shareholders $47.4 million 2Q 2023 net income Significant New Deposit Account Openings • ~1,300 net new Commercial accounts • ~1,400 net new Consumer accounts $4M of Capital Markets fees collected during the quarter Over $10 million Capital Markets fees have been generated over the trailing 12 months $223M Loan Growth 7.8% annualized Charter Consolidation Progressing and On Track • Rocky Mountain Bank completed on 7/14 after the quarter closed • 2 remaining banks to be consolidated by early 4Q 2023 59.8% Adjusted Efficiency Ratio1 fully tax equivalent (non-GAAP) 34% Uninsured/Non- Collateralized Deposits 1% improvement from the prior quarter 1. See appendix for reconciliation of non-GAAP financial measures

$0.59 $0.68 $0.80 $0.96 $1.09 $0.60 17% 16% 22% 19% 23% 26% Dividends Payout Ratio 2018 2019 2020 2021 2022 2023 YTD $3.52 $4.14 $3.57 $5.00 $4.79 $2.30 2018 2019 2020 2021 2022 2023 YTD 19 HTLF Diluted EPS and Common Dividends Increasing Dividends to Shareholders Diluted EPS Common Dividends For more than 40 years, HTLF has increased or maintained our quarterly common dividend.

$22,881 $7,362 $4,766 $13,662 0.23% 0.07% 0.04% 0.12% Delinquencies % Delinquencies / Total Loans 2020 2021 2022 2Q 2023 Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days $94,970 $71,889 $66,931 $66,097 0.53% 0.37% 0.33% 0.33% NPAs ($000) NPAs / Assets (%) 2020 2021 2022 2Q 2023 $88,106 $69,919 $58,504 $63,415 0.88% 0.70% 0.51% 0.54% NPLs ($000) NPLs / Gross Loans (%) 2020 2021 2022 2Q 2023 $28,918 $3,812 $11,241 $8,298 0.32% 0.04% 0.11% 0.15% NCOs ($000) NCOs / Avg Loans (%) 2020 2021 2022 2023 YTD 20 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due. Non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets

1.16% 1.15% 1.12% 1.14% 1.13% 1.16% 1.11% 1.62% 1.29% 0.99% 1.31% 1.11% 0.99% 0.95% 0.97% 0.96% 0.98% 0.95% 0.17% 0.16% 0.15% 0.16% 0.17% 0.17% 0.17% 0.18% 0.16% 0.15% Allowance for Credit Allowance for Unfunded Adjustment to ex. PPP 1/1/2020 4Q 2020 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 $20,196 $18,636 Balance: December 31, 2022 Balance: June 30, 2023 Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) $109,483 $10,013 $(11,764) $3,466 $111,198 Balance: December 31, 2022 Provision for credit losses Charge-offs Recoveries Balance: June 30, 2023 21 Allowance for Credit Related Losses CECL Adoption

3.69% 3.33% 3.37% 3.32% 3.24% 2020 2021 2022 2023 YTD 2Q 2023 22 Net Interest Margin Breakdown NIM1 Trends Annualized NIM1 3.22% 3.45% 3.65% 3.40% 3.24% 4.22% 4.58% 5.21% 5.56% 5.91% 2.46% 2.92% 3.45% 3.67% 3.87% 0.15% 0.35% 0.74% 1.32% 1.86% Net Interest Margin Yield on Loans Yield on Securities Cost of Deposits 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023 2Q 2023 Highlights • Improving asset yields ◦ Loans yields increased 35 bps ◦ Securities yields improved 20 bps • Average loans grew ~$250 million • Cost of Total Deposits 1.86% ◦ Cost of Customer Deposits 1.20% ◦ Cost of Non Core Deposits 5.04% • 22.0% Customer deposit beta through the cycle • Mix shift from non-maturity accounts to time deposits during 2Q reduced NIM 5 bps Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures

2Q2023 Cost of Funds & Betas 23 Deposit Funding Attractive Customer Deposit Costs Portfolio ($M) Average Cost of Funds Beta Deposit Type 1Q 2023 2Q 2023 1Q 2023 2Q 2023 JUNE 1Q 2023 2Q 2023 Cycle Non Interest Bearing $5,120 $4,898 0.00% 0.00% 0.00 % Interest Bearing $8,501 $8,149 1.15% 1.65% 1.81% 60.5% 119.2% 30.2 % Customer Non-Time $13,621 $13,047 0.70% 1.04% 1.14% 37.9% 81.4% 19.1 % Customer Time $1,071 $1,598 1.66% 2.82% 3.18% 77.5% 276.1% 51.0 % Customer Deposits $14,692 $14,645 0.76% 1.20% 1.36% 40.7% 104.7% 22.0 % Non Core Deposits1 $2,989 $3,018 4.63% 5.04% 5.07% 102.3% 97.9% 96.3 % Total Deposits $17,681 $17,663 1.32% 1.86% 1.97% 65.8% 129.3% 34.9 % Cost of Deposits and Beta Trends Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. Non Core Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 6% 5% 13% 41% 105% 12% 14% 23% 66% 129% 0.70% 2.12% 3.80% 4.68% 5.16% 1.20% 1.86% Customer Deposit Beta Total Deposit Beta Fed Funds Customer Deposit Costs Total Deposit Costs 2Q2022 3Q2022 4Q2022 1Q2023 2Q2023

Commercial Revenue 48% Consumer Revenue 39% Loan Sales & Servicing 6% Other 7% 24 Non Interest Income Diversified Revenue Mix $33.5 $41.3 $57.1 $30.9 $13.5 $14.6 $15.9 $8.6 $5.7 $7.0 $6.2 $3.1 $13.2 $18.4 $23.5 $12.8 $11.5 $6.5 Service Charges Retirement Plan Services Card Solutions Capital Markets 2020 2021 2022 2023 YTD Commercial Revenues ($M) Consumer Revenues ($M) $38.6 $47.9 $48.1 $24.8 $14.1 $18.0 $20.9 $11.6 $6.6 $8.9 $7.9 $3.8 $17.9 $21.0 $19.3 $9.4 Service Charges Debit Interchange Private Client 2020 2021 2022 2023 YTD Note: Non Interest Income excludes security gains/losses 1. Private Client includes: Wealth Management, Brokerage, & Insurance Fees 1 Breakdown 18% of Total Revenues

2.51% 2.33% 2.26% 2.20% 2.17% 2.34% 2.22% 2.16% 2.15% 2.16% $14.8 $20.2 $20.2 Core Expenses Non-Core Expenses Average Assets ($B) 2020 2021 2022 2023 YTD 2Q 2023 56.65% 59.48% 57.74% 58.48% 59.82% 2020 2021 2022 2023 YTD 2Q 2023 1. Non-Core Expenses include: restructuring costs, tax credits, CDI Amortization, and gains/losses on sale of assets 2. See appendix for reconciliation of non-GAAP financial measures Adjusted Efficiency Ratio2 Trend Leveraging Core Costs and Growth 25 Operating Efficiency Improving by Leveraging Core Costs and Growth 1,2

Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Revenue / FTE ($000) 0.93 1.19 1.08 1.02 0.98 2020 2021 2022 2023 YTD 2Q 2023 $322.4 $316.7 $349.4 $368.8 $366.5 2020 2021 2022 2023 YTD 2Q 2023 241.1 257.7 283.1 141.3 2020 2021 2022 2023 YTD 26 1. See appendix for reconciliation of non-GAAP financial measures 2. Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income - Non Interest Expense 3. Current year Revenue / FTE has been annualized 12.28 15.59 18.56 18.63 17.33 2020 2021 2022 2023 YTD 2Q 2023 Profitability Summary Improving Revenue & Return Metrics 3

• Collateralized borrowing capacity of $3.3 billion • No discount window or material short term FHLB borrowings at quarter end • Utilizing brokered CD market keeps other immediate funding lines available, and improves cash flow matching • Principal cash flow from portfolio of ~$1.3 billion for next 12 months (18% of portfolio) • Total unencumbered AFS investment balance as of 6/30 is $3.73 billion to allow for flexibility in balance sheet management 27 6/30 Sources of Liquidity ($M) Highly Liquid Balance Sheet Strong Liquidity Sources with Access to Significant Funding Type Outstandings Available FRB Window $ — $ 1,491.6 Fed BTFP — 630.4 FHLB Advances 0.7 1,178.8 Total Securitized 0.7 3,300.8 Federal Funds Purchased — 272.5 Wholesale / Brokered CDs1 2,893.4 1,175.7 Total Unsecured 2,893.4 1,448.2 Total $ 2,894.1 $ 4,749.0 On-Balance Sheet Cash & Equivalents $ 400.2 AFS Securities, unencumbered 3,732.3 Total On-Balance Sheet $ 4,132.5 Liquidity Metrics 3/31/2023 6/30/2023 Cash + AFS / Assets 32.2% 30.7% Loans / Deposits 65.3% 66.3% Loans / Customer Deposits 78.7% 80.0% Investments / Assets 34.8% 33.2% Total Borrowings / Assets 3.7% 2.1% 1. Brokered availability based on internal limit

HTLF
Strength. Insight. Growth.

Investment Portfolio

Portfolio Detail ($000)		
Sector	Amortized Cost Basis	Unrealized G/L
US Treasury	$ 32,413	$ (734)
US Agency	48,944	(5,908)
Municipal	985,387	(136,148)
MBS - Agency	1,958,157	(271,511)
MBS - Non-Agency	2,150,547	(154,738)
CMBS - Agency	99,072	(15,247)
CMBS - Non-Agency	635,549	(17,557)
ABS	425,632	(12,916)
Corporate Bonds	59,199	(2,788)
Equities w/ determinable value	20,688	—
Total AFS Investments	***6,415,588***	***(617,547)***
Municipal	834,673	(27,731)
Total HTM Investments	***834,673***	***(27,731)***
Other Investments	***72,291***	—
Total	**$ 7,322,552**	**$ (645,278)**

- Reduced portfolio in Q2 by ~$300 million (amortized cost) to support loan growth & improve balance sheet liquidity
- Principal cash flow from portfolio of ~$1.3 billion over the next 12 months
- HTM securities are 12.4% of total securities vs peer banks of 25%+
- Non-Agency CMBS portfolio detail
  - Minimal exposure to Office CRE = $12.2 million, 0.17% of total portfolio
  - Minimal exposure to retail = $31.7 million, 0.44% of total portfolio

Investment Portfolio ($ in Millions)	2Q 2022	3Q 2022	4Q 2022	1Q 2023	2Q 2023
Average Book Value	$7,335	$7,695	$7,013	$7,020	$6,858
Book Yield	2.46%	1.94%	3.45%	3.63%	3.87%
Modified Duration	5.83	6.09	6.19	6.19	6.20
$ Investments Pledged (EoQ)	$1,224	$1,266	$1,487	$2,964	$2,879
% HTM / Total Investments (EoQ)	1.1%	11.9%	11.8%	11.9%	12.4%

28

Deposit Flows ($B) 29 Deposit Summary Diversified and Stable Deposit Base Uninsured Deposits ($B) $17.7 $6.0 34% Total Brokered ICS Collateralized Insured Uninsured/ Non- Collateralized In su re d/ C ol la te ra liz ed $3.0 66% $1.9 $1.1 $5.7 $17.2 $17.2 $17.5 $17.7 $17.6 $9.9 $9.8 $9.5 $9.2 $9.2 $6.0 $5.9 $5.7 $5.5 $5.4 $1.3 $1.5 $2.3 $3.0 $3.0 Commercial Consumer Non Core 2Q 2022 3Q 2022 4Q 2022 1Q2023 2Q2023 • Customer deposits stabilized < 1% Q-o-Q ◦ Commercial deposits saw an increase of ~$21 million • Continuing to acquire new deposit accounts ◦ ~1,300 net new commercial accounts ◦ ~1,400 net new consumer accounts • Well diversified deposit base ◦ Across footprint with no market > 12% ◦ No major industry > than 10% • Attractive customer deposit book ◦ 34% Non Interest Bearing ◦ 1.20% Customer deposit costs ◦ 22% cycle beta • 66% of deposits insured/collateralized Average Deposit Account Balance 2Q 2023 +/- from 1Q Consumer $20,564 $(758) Commercial $120,900 $(1,531) Public Funds $1,899,101 $295,262 1. Non Core Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 1

Non Interest Bearing 28% Interest Bearing Checking 27% Savings 7% Money Market 12% Time < $100K 5% Time > $100K 4% Total Wholesale/ Institutional Deposits 17% Geographic Diversification (by Bank Division)1 Commercial Customer Diversification 2 30 Deposit Diversification Total Deposit Composition Public Admin 10% Health Care 10% Construction 10% Real Estate Rental 7% Non-Profit 7% Finance 7% Education 7% Professional Services 7% Manufacturing 6% Retail Trade 3% Wholesale Trade 3% Other 23% 1. Other Deposits included Brokered and Trust MMDA not allocated to a division. 2. No industry in "other" totals more than 3%. TX 11% CO 11% NM 12% IA 7% IL 9% AZ 8% WI 7% KS/MO 5% CA 6% MN 3% MT 3% Other 18% Non Interest Bearing 34% Interest Bearing Checking 32% Savings 9% Money Market 14% Time < $100K 6% Time > $100K 5% Customer Deposit Composition $17.7B $14.6B

Loan Composition by Product Type Loans by Bank Division Loans Held to Maturity ($M)Operating Line Utilization Rates C&I 31% CRE-OO 20% CRE-NOO 22% RESI 7% AG 7% CONS 4% CONST 9% Yield: 5.91%1 CO 14% TX 14% NM 8% IA 9% IL 9% AZ 12% WI 10% KS/MO 5% CA 8% MN 7% MT 4% 33% 33% 35% 33% 33% 42% 36% 46% 39% 40% C&I Loans Ag 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 $10,678 $10,924 $11,428 $11,495 $11,718 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 311. Based on average loans QTD as of June 30, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.03% Diversified Loan Portfolio Across both Product and Footprint

Highlights Hospitality 17% Logistics/ Distribution 11% Medical 16% Multifamily 12% Office 16% Retail 16% Industrial Flex/ Other 6% Other 6% CO 24% NM 13% TX 10% MN 10% AZ 6% KS/MO 5% IA 7% IL 9% CA 9% WI 4%MT 3% CRE-NOO Loans ($M) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $2,322 $2,220 $2,331 $2,421 $2,531 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 32 CRE Non Owner Occupied Portfolio 22% of total loans 1. Peer Metrics as of 4Q 2022 ▪ Diversified across Property Type and Geography ▪ Average Loan Balances: • Total Portfolio - $1.7 million • Top 20 Loans - $17.2 million ▪ 4.91 average years to maturity ▪ 0.56% nonaccrual ▪ CRE-NOO loan portfolio of 22% of total HTM loans vs peer banks of ~23%1

CRE-NOO Office Loans ($M) Geographic Diversification (by Bank Division) $367 $352 $380 $425 $408 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 33 CRE Non Owner Occupied - Office 3.5% of total loans Highlights 1. LTV and the debt service coverage ratio is only calculated on commercial loans greater than $1 million CO 29% MN 24% TX 7% NM 7% CA 9% KS/MO 7% IA 7% IL 3% AZ 4% WI 1%MT 2% ▪ Diversified across Geography ▪ 3.5% of portfolio by balance / 2.7% of portfolio by exposure ▪ Granular portfolio - $1.3 million average loan size ▪ 57% Average LTV of portfolio1 ▪ 1.42 debt service coverage ratio1 ▪ 0% nonaccrual ▪ Mostly non-central business district ▪ For a review of CBMS Non-Agency Office exposure within our Investment holdings, please refer back to Investment Portfolio slide

34 Construction Portfolio 9% of total loans CO 28% TX 13% AZ 12% CA 10% NM 8% IL 9% WI 7% KS/MO 3% IA 4% MN 3%MT 3% Multifamily 27% Logistics/ Distribution 21% Land 14% 1-4 Family 13% Industrial Flex/ Other 8% Office 5% Medical 5% Other 7% ▪ Diversified across Property Type and Geography ▪ 3.12 average years to maturity ▪ 0.28% nonaccrual / 2.2% Non Pass ▪ Construction loan portfolio of 9% of total HTM loans vs peer banks of ~12%1 Construction Loans ($B) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $0.8 $1.0 $1.1 $1.1 $1.0 $0.9 $0.9 $0.9 $1.0 $0.8 Balance Unfunded 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Highlights Total Portfolio Top 20 Loans Avg Loan Balance $848K $8.1M Avg Loan Exposure $1.5M $17.7M 1. Peer Metrics as of 4Q 2022

Manufacturing 17% Wholesale Trade 11% Construction 10% Real Estate 10% Health Care 7% Educational Services 6% Finance 6% Retail Trade 6% Administrative Support Services 5% All Other 22% ▪ Diversified across Industry and Geography • No Industry > 17% • No Geographic market > 14% ▪ Granular portfolio - $587 thousand average loan size ▪ 0.58% non accrual C&I Loans ($M) Geographic Diversification (by Bank Division) Highlights CO 12% AZ 14% CA 14% NM 10% TX 9% IA 10% IL 8% KS/MO 6%WI 7% MN 7% MT 3% $3,060 $3,279 $3,464 $3,498 $3,591 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 35 Industry Type C&I Portfolio 31% of total loans

CO 22% AZ 12% NM 11% CA 11% TX 9% IL 9% WI 9% KS/MO 5%IA 5% MN 4% MT 3% Real Estate 18% Retail Trade 13% Manufacturing 11% Health Care 11% Other Services 9% Construction 7% Wholesale Trade 7% Accomodation /Food Service 5% Arts & Entertainment 4% All Other 15% ▪ Diversified across Property Type and Geography ▪ Granular portfolio - $966 thousand average loan size ▪ 0.35% non accrual CRE-OO Loans ($M) Geographic Diversification (by Bank Division) Highlights Property Type - Diversified by Industry $2,283 $2,286 $2,265 $2,313 $2,399 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 36 CRE Owner Occupied Portfolio 20% of total loans

CA 24% TX 22% WI 16% IA 10% NM 10% MT 9% KS/MO 4% Other HTLF Markets 5% ▪ Diversified across Commodity Type and Geography ▪ Granular portfolio - $356 thousand average loan size ▪ 1.14% non accrual ▪ Crop ins. is required on exposures >$500,000 Highlights Geographic Diversification (by Bank Division) Beef Production 22% Corn and Soybeans 25% Cotton Farming 12% Dairy Cattle and Milk Production 9% Wheat Farming 4% Hog and Pig Farming 1% Other Farming 27% $837 $781 $921 $810 $840 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 37 Agriculture Portfolio 7% of total loans Agriculture Loans ($M) Commodity Type

10.92 11.53 11.07 11.33 7.57 CET1 Ratio CET1 w/ AOCI 2020 2021 2022 2Q 2023 CET1 6.50 TCE/TA (%) 1,2 Tier 1 Leverage Ratio (%) CET1 Ratio (%) Total Risk Based Capital Ratio (%) 7.81 7.84 5.21 5.86 7.39 7.87 8.37 8.79 TCE/TA Adjusted TCE/TA 2020 2021 2022 2Q 2023 9.02 8.57 9.13 9.40 5.00 2020 2021 2022 2Q 2023 14.71 15.90 14.76 14.93 11.17 Total RBC Ratio (%) RBC w/ AOCI 2020 2021 2022 2Q 2023 38 1. See appendix for reconciliation of non-GAAP financial measures 2. Adjusted TCE/TA is calculated excluding AOCI Note: Lines depict well capitalized bank levels Consolidated Capital Ratios Exceeding Well Capitalized Levels 10.00 5.00

39 Mission & Vision

40 Integrity Community Accountability Excellence Always do the right thing - be honest and open Engage your community and your team - support one another and unlock the potential around you Own the opportunity and the outcome - keep your promises, follow through and follow up Exceed expectations - every customer, every time We See Growth Everywhere MISSION STATEMENT: Enriching lives one customer, employee and community at a time VISION STATEMENT: We will be a top-performing and admired banking organization, actively contributing to the vitality of the communities where we live and work and delivering financial expertise and excellent experiences. VALUES AND GUIDING PRINCIPLES:

41 2022 Highlights 25% Board diversification continually evolving and targeting diverse candidates $808 thousand in charitable contributions gifted to local organizations $1.6 billion in Small Business loans carrying balance Planted ~2,000 trees, one per FTE facilitated by the 'One Tree Planted' organization Together, We Make a Difference ESG Highlights 12,000+ in employee volunteer hours contributed Financing the development of low income housing Investing in solar energy

42 Contact Information

43 Non-GAAP Reconciliations

Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Adjusted efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non-interest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Adjusted tangible common equity ratio is total common equity less goodwill, core deposit and customer relationship intangibles, net, and accumulated other comprehensive loss/income, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength excluding the variability of accumulated other comprehensive income (loss). Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Annualized ratio of core expenses to average assets adjusts noninterest expenses to exclude specific items noted in the reconciliation. Management includes this measure as it is considered to be a critical metric to analyze and evaluate controllable expenses related to primary business operations. 44 Non-GAAP Financial Measures

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations

(Dollars in thousands except per share data)

	Full Yr 2022	Full Yr 2021	Full Yr 2020
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)			
Common stockholders' equity (GAAP)	$ 1,624,350	$ 2,071,473	$ 1,968,526
Less goodwill	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	25,154	32,988	42,383
Tangible common stockholders' equity (non-GAAP)	**$ 1,023,191**	**$ 1,462,480**	**$ 1,350,138**
Common shares outstanding, net of treasury stock	42,467,394	42,275,264	42,093,862
Common stockholders' equity (book value) per share (GAAP)	$ 38.25	$ 49.00	$ 46.77
Tangible book value per common share (non-GAAP)	$ 24.09	$ 34.59	$ 32.07
Reconciliation of Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,023,191	$ 1,462,480	$ 1,350,138
Total assets (GAAP)	$ 20,244,228	$ 19,274,549	$ 17,908,339
Less goodwill	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	25,154	32,988	42,383
Total tangible assets (non-GAAP)	**$ 19,643,069**	**$ 18,665,556**	**$ 17,289,951**
Tangible common equity ratio (non-GAAP)	5.21 %	7.84 %	7.81 %
Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,023,191	$ 1,462,480	$ 1,350,138
Accumulated other comprehensive loss (income)	620,006	5,752	(72,719)
Adjusted tangible common equity (non-GAAP)	$ 1,643,197	$ 1,468,232	$ 1,277,419
Total tangible assets (non-GAAP)	$ 19,643,069	$ 18,665,556	$ 17,289,951
Adjusted tangible common equity (non-GAAP)	8.37 %	7.87 %	7.39 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)			
Net Interest Income (GAAP)	$ 598,236	$ 560,560	$ 491,729
Plus tax-equivalent adjustment(2)	8,399	7,212	5,466
Net interest income, tax-equivalent (non-GAAP)	**$ 606,635**	**$ 567,772**	**$ 497,195**
Average earning assets	$ 18,021,134	$ 17,025,088	$ 13,481,613
Annualized net interest margin (GAAP)	3.32 %	3.29 %	3.65 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.37 %	3.33 %	3.69 %
Purchase accounting discount amortization on loans included in annualized net interest margin	0.04 %	0.09 %	0.12 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

45

Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 598,236 $ 560,560 $ 491,729 Tax-equivalent adjustment(1) 8,399 7,212 5,466 Fully tax-equivalent net interest income 606,635 567,772 497,195 Noninterest income (GAAP) 128,264 128,935 120,291 Securities gains, net 425 (5,910) (7,793) Unrealized (gain) loss on equity securities, net 622 (58) (640) Gain on extinguishment of debt — — — Valuation adjustment on servicing rights (1,658) (1,088) 1,778 Adjusted income (non-GAAP) $ 734,288 $ 689,651 $ 610,831 Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Less: Core deposit and customer relationship intangibles amortization 7,834 9,395 10,670 Partnership investment in tax credit projects 5,040 6,303 3,801 (Gain) loss on sales/valuations of assets, net (1,047) 588 5,101 Acquisition, integration and restructuring costs 7,586 5,331 5,381 Core expenses (non-GAAP) $ 423,964 $ 410,195 $ 346,010 Efficiency ratio (GAAP) 61.03% 62.63% 60.61 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 57.74% 59.48% 56.65 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Core expenses (non-GAAP) 423,964 410,195 346,010 Average assets $ 19,621,839 $ 18,508,273 $ 14,782,605 Total noninterest expenses to average assets (GAAP) 2.26% 2.33% 2.51 % Core expenses to average assets (non-GAAP) 2.16% 2.22% 2.34% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 46 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 204,130 $ 211,873 $ 133,487 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 6,189 7,422 8,429 Net income excluding intangible amortization (non-GAAP) $ 210,319 $ 219,295 $ 141,916 Average common equity (GAAP) $ 1,738,041 $ 2,020,200 $ 1,656,708 Less average goodwill 576,005 576,005 456,854 Less average core deposit and customer relationship intangibles, net 28,912 37,554 44,298 Average tangible common equity (non-GAAP) $ 1,133,124 $ 1,406,641 $ 1,155,556 Annualized return on average common equity (GAAP) 11.74% 10.49% 8.06 % Annualized return on average tangible common equity (non-GAAP) 18.56% 15.59% 12.28% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 47

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

(Dollars in thousands except per share data)

	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common stockholders' equity (GAAP)	$ 1,748,285	$ 1,718,700	$ 1,624,350	$ 1,545,253	$ 1,663,363
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	21,651	23,366	25,154	26,995	28,851
Tangible common stockholders' equity (non-GAAP)	**$ 1,150,629**	**$ 1,119,329**	**$ 1,023,191**	**$ 942,253**	**$ 1,058,507**
Common shares outstanding, net of treasury stock	42,644,544	42,558,726	42,467,394	42,444,106	42,439,439
Common stockholders' equity (book value) per share (GAAP)	$ 41.00	$ 40.38	$ 38.25	$ 36.41	$ 39.19
Tangible book value per common share (non-GAAP)	$ 26.98	$ 26.30	$ 24.09	$ 22.20	$ 24.94
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Tangible common stockholders' equity (non-GAAP)	$ 1,150,629	$ 1,119,329	$ 1,023,191	$ 942,253	$ 1,058,507
Total assets (GAAP)	$ 20,224,716	$ 20,182,544	$ 20,244,228	$ 19,682,950	$ 19,658,399
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	21,651	23,366	25,154	26,995	28,851
Total tangible assets (non-GAAP)	**$ 19,627,060**	**$ 19,583,173**	**$ 19,643,069**	**$ 19,079,950**	**$ 19,053,543**
Tangible common equity ratio (non-GAAP)	5.86 %	5.72 %	5.21 %	4.94 %	5.56 %
Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP)					
Tangible common stockholders' equity (non-GAAP)	$ 1,150,629	$ 1,119,329	$ 1,023,191	$ 942,253	$ 1,058,507
Accumulated other comprehensive loss	575,240	566,919	620,006	650,636	486,918
Adjusted tangible common equity (non-GAAP)	$ 1,725,869	$ 1,686,248	$ 1,643,197	$ 1,592,889	$ 1,545,425
Total tangible assets (non-GAAP)	$ 19,627,060	$ 19,583,173	$ 19,643,069	$ 19,079,950	$ 19,053,543
Adjusted tangible common equity ratio (non-GAAP)	8.79 %	8.61 %	8.37 %	8.35 %	8.11 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 147,132	$ 152,212	$ 165,220	$ 155,876	$ 142,461
Plus tax-equivalent adjustment[(1)]	2,314	2,209	2,152	2,151	1,977
Net interest income, fully tax-equivalent (non-GAAP)	**$ 149,446**	**$ 154,421**	**$ 167,372**	**$ 158,027**	**$ 144,438**
Average earning assets	$18,523,552	$18,392,649	$18,175,838	$18,157,795	$17,987,734
Annualized net interest margin (GAAP)	3.19 %	3.36 %	3.61 %	3.41 %	3.18 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.24 %	3.40 %	3.65 %	3.45 %	3.22 %
Purchase accounting discount amortization on loans included in annualized net interest margin	0.03 %	0.02 %	0.03 %	0.03 %	0.07 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

48

HTLF
Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

(Dollars in thousands except per share data)

	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent					
Net interest income (GAAP)	$ 147,132	$ 152,212	$ 165,220	$ 155,876	$ 142,461
Tax-equivalent adjustment[(1)]	2,314	2,209	2,152	2,151	1,977
Fully tax-equivalent net interest income	149,446	154,421	167,372	158,027	144,438
Noninterest income (GAAP)	32,493	29,999	29,975	29,181	34,539
Securities (gains)/losses, net	314	1,104	153	1,055	2,089
Unrealized (gain) loss on equity securities, net	41	(193)	7	211	121
Adjusted revenue (non-GAAP)	**$ 182,294**	**$ 185,331**	**$ 197,507**	**$ 188,474**	**$ 181,187**
Total noninterest expenses (GAAP)	$ 109,446	$ 111,043	$ 117,218	$ 108,883	$ 106,479
Less:					
Core deposit and customer relationship intangibles amortization	1,715	1,788	1,841	1,856	2,083
Partnership investment in tax credit projects	154	538	3,247	979	737
(Gain) loss on sales/valuation of assets, net	(3,372)	1,115	2,388	(251)	(3,230)
Acquisition, integration and restructuring costs	1,892	1,673	2,442	2,156	2,412
Core expenses (non-GAAP)	**$ 109,057**	**$ 105,929**	**$ 107,300**	**$ 104,143**	**$ 104,477**
Efficiency ratio (GAAP)	60.93 %	60.94 %	60.05 %	58.84 %	60.16 %
Adjusted efficiency ratio, fully tax-equivalent (non-GAAP)	59.82 %	57.16 %	54.33 %	55.26 %	57.66 %
Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP)					
Total noninterest expenses (GAAP)	$ 109,446	$ 111,043	$ 117,218	$ 108,883	$ 106,479
Core expenses (non-GAAP)	109,057	105,929	107,300	104,143	104,477
Average assets	$ 20,221,511	$ 20,118,005	$ 19,913,849	$ 19,775,341	$ 19,559,091
Total noninterest expenses to average assets (GAAP)	2.17 %	2.24 %	2.34 %	2.18 %	2.18 %
Core expenses to average assets (non-GAAP)	2.16 %	2.14 %	2.14 %	2.09 %	2.14 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

49

50 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) 6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP) Net income available to common stockholders (GAAP) $ 47,404 $ 50,763 $ 58,642 $ 54,551 $ 49,861 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 1,354 1,413 1,455 1,466 1,645 Net income available to common stockholders excluding intangible amortization (non-GAAP) $ 48,758 $ 52,176 $ 60,097 $ 56,017 $ 51,506 Average common stockholders' equity (GAAP) $ 1,727,013 $ 1,655,860 $ 1,548,739 $ 1,674,306 $ 1,731,393 Less average goodwill 576,005 576,005 576,005 576,005 576,005 Less average core deposit and customer relationship intangibles, net 22,481 24,238 26,046 27,902 29,845 Average tangible common stockholders' equity (non-GAAP) $ 1,128,527 $ 1,055,617 $ 946,688 $ 1,070,399 $ 1,125,543 Annualized return on average common equity (GAAP) 11.01% 12.43% 15.02% 12.93% 11.55 % Annualized return on average tangible common equity (non-GAAP) 17.33% 20.05% 25.19% 20.76% 18.35% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

For the Six Months Ended June 30, 2023 2022 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 299,344 $ 277,140 Tax-equivalent adjustment(1) 4,523 4,096 Fully tax-equivalent net interest income 303,867 281,236 Noninterest income (GAAP) 62,492 69,108 Securities (gains)/losses, net 1,418 (783) Unrealized (gain)/loss on equity securities, net (152) 404 Valuation adjustment on servicing rights — (1,658) Adjusted revenue (non-GAAP) $ 367,625 $ 348,307 Total noninterest expenses (GAAP) $ 220,489 $ 217,276 Less: Core deposit and customer relationship intangibles amortization 3,503 4,137 Partnership investment in tax credit projects 692 814 (Gain)/loss on sales/valuations of assets, net (2,257) (3,184) Acquistion, integration and restructuring costs 3,565 2,988 Core expenses (non-GAAP) $ 214,986 $ 212,521 Efficiency ratio (GAAP) 60.94% 62.75 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 58.48% 61.02 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 220,489 $ 217,276 Core expenses (non-GAAP) 214,986 212,521 Average assets $ 20,170,044 $ 19,395,391 Total noninterest expenses to average assets (GAAP) 2.20% 2.26 % Core expenses to average assets (non-GAAP) 2.15% 2.21% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 51 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

52 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) For the Six Months Ended June 30, 2023 2022 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 98,167 $ 90,937 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 2,767 3,268 Net income excluding intangible amortization (non-GAAP) $ 100,934 $ 94,205 Average common equity (GAAP) $ 1,691,633 $ 1,866,657 Less average goodwill 576,005 576,005 Less average core deposit and customer relationship intangibles, net 23,355 30,883 Average tangible common equity (non-GAAP) $ 1,092,273 $ 1,259,769 Annualized return on average common equity (GAAP) 11.70% 9.82 % Annualized return on average tangible common equity (non-GAAP) 18.63% 15.08 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 299,344 $ 277,140 Plus tax-equivalent adjustment(1) 4,523 4,096 Net interest income, tax-equivalent (non-GAAP) $ 303,867 $ 281,236 Average earning assets 18,458,462 17,873,037 Annualized net interest margin (GAAP) 3.27% 3.13 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.32% 3.17% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.